EXHIBIT 10.1

INDEPENDENT CONTRACTOR AGREEMENT

This Agreement is entered into as of the 2nd day of March, 2017, by and between Sirrus Security Inc, an independent contractor and American Academy Holdings LLC, a North Carolina Limited Liability Company d/b/a Healthicity ("Healthicity").

1.	Independent Contractor. Subject to the terms and conditions of this Agreement, Healthicity hereby engages the Contractor as an independent Contractor to perform the services set forth herein, and the Healthicity hereby accepts such engagement.

2.	Duties, Term, and Compensation. Healthicity's duties, term of engagement, compensation and provisions for payment thereof shall be as set forth as attached in Exhibit A - Statement of Work, which may be amended in writing from time to time, and which is hereby incorporated by reference.

3.	Agreement. Contractor agrees that they have read and agree to all terms and conditions of the Statement of Work, Business Associate Agreement, Non Disclosure Agreement and Non- Complete as attached in Exhibit Schedule A-D.

4.	Expenses. During the term of this Agreement, the Contractor shall submit a detailed invoice describing the work completed, hours, dates and times associated with such work and Healthicity shall reimburse all reasonable and pre-approved out-of-pocket expenses which are incurred in connection with the performance of the duties hereunder within 45 days of receipt of invoice. Notwithstanding the foregoing, expenses for the time spent by Contractor in traveling to and from Healthicity facilities shall not be reimbursable.

5.	Termination. Healthicity may terminate this Agreement at any time and for the convenience by five (5) working days' written notice to the Contractor. In addition, if the Contractor is convicted of any crime or offense, fails or refuses to comply with the written policies or reasonable directive of Healthicity, is guilty of serious misconduct in connection with performance hereunder, violates HIPAA Privacy or materially breaches provisions of this Agreement, Healthicity at any time may terminate the engagement of the Contractor immediately and without prior written notice to the Contractor.

6.	Equipment. Contractor must have own equipment including, computer, printer, shredder (privacy), Internet access, codebooks, official resources, and office supplies.

[Signature page follows]

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IN WITNESS WHEREOF the undersigned have executed this Agreement as of the day and year first written above. The parties hereto agree that facsimile signatures shall be as effective as if originals.

Sirrus Security Inc.:	Healthicity: AMERICAN ACADEMY HOLDINGS, LLC

Sparrow Marcioni	Barry L. Johnson, DDS
Name (Please Print)	Name (Please Print)

CEO	PRESIDENT
Title (Please Print)	Title (Please Print)

/s/ Sparrow Marcioni	/s/ Barry L. Johnson
Signature	Signature

April 26, 2017	April 26, 2017
Date	Date

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